SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                December 9, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Total System Services, Inc.
                           ---------------------------

                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                       1-10254                          58-1493818
--------------                ------------------                 --------------
(State of                     (Commission File                   (IRS Employer
  Incorporation)               Number)                            Identification
                                                                  Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
                                  -------------
              (Registrant's telephone number, including area code)


                ------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
------   -------------

     On December 9, 2003, Total System Services, Inc. ("TSYS") announced: (1) the election of Philip W. Tomlinson as Chief Executive Officer; (2) the election of M. Troy Woods as President and Chief Operating Officer; and (3) that Richard
W. Ussery will continue to serve as Chairman of the Board of TSYS.



                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TOTAL SYSTEM SERVICES, INC.
                                              ("Registrant")


Dated:  December 9, 2003                  By:/s/ Kathleen Moates
       -----------------                    ------------------------------------
                                              Kathleen Moates
                                              Senior Deputy General Counsel




























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